BLACKROCK FUNDS III
LifePath® Retirement Portfolio
LifePath 2020 Portfolio®
LifePath® 2025 Portfolio
LifePath 2030 Portfolio®
LifePath® 2035 Portfolio
LifePath 2040 Portfolio®
LifePath® 2045 Portfolio
LifePath® 2050 Portfolio
LifePath® 2055 Portfolio
(each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”)

Supplement dated July 1, 2011 to the Prospectuses of each LifePath Portfolio dated April 29, 2011 (the “Prospectuses”)

Effective July 29, 2011, each LifePath Portfolio’s Prospectuses are amended as set forth below:

The section entitled “Details about the LifePath Portfolios—Information About the Underlying Funds—Active Stock Master Portfolio” in each LifePath Portfolio’s current Prospectuses is deleted in its entirety and replaced with the following:

Active Stock Master Portfolio

Active Stock Master Portfolio seeks to provide long-term appreciation of capital. Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. Active Stock Master Portfolio uses an asset allocation strategy, investing varying percentages of its portfolio primarily in five major categories of equity securities: equity securities of large cap U.S. companies that BFA believes have good prospects for earnings growth, equity securities of mid to large cap U.S. companies that BFA believes have shown above-average growth rates in earnings over the long-term, equity securities of large cap U.S. companies that BFA believes have good prospects for capital appreciation and current income, equity securities of large cap U.S. companies that BFA believes are undervalued, and equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Russell 1000® Index that BFA selects using a proprietary quantitative model. Drawing on its analysis of financial trends and market conditions, BFA monitors and adjusts those allocations from time to time. Active Stock Master Portfolio has wide flexibility in the relative weightings given to each category. Active Stock Master Portfolio may also invest in securities of foreign issuers from any country and may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

The section entitled “Details about the LifePath Portfolios—Information About the Underlying Funds—CoreAlpha Bond Master Portfolio” in each LifePath Portfolio’s current Prospectuses is deleted in its entirety and replaced with the following:

CoreAlpha Bond Master Portfolio

CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BFA invests CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BFA’s models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; debt obligations of issuers located in countries other than the U.S., including countries in emerging markets; municipal securities; asset-backed securities; and U.S. registered dollar-denominated debt obligations of foreign issuers. CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration and in derivatives based on foreign currencies.

Additionally, effective July 29, 2011, each LifePath Portfolio will change one of the components making up the composite benchmark against which it measures its performance from the Standard & Poor’s 1500 Index to the Russell 3000® Index. The investment manager of the LifePath Portfolios believes that the Russell 3000® Index is more representative of the industry standard benchmark for funds with similar strategies. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

As a result of this change, the table contained in the section entitled “LifePath Portfolio Overview—Performance Information” of each applicable LifePath Portfolio’s Prospectus is revised to add to the information provided therein the average annual total returns of the Russell 3000® Index as of December 31, 2010 as follows:

	1 Year	5 Years	10 Years

Russell 3000® Index
(Reflects no deductions for fees, expenses or taxes)	16.93%	2.74%	2.16%

Because LifePath® 2025 Portfolio, LifePath® 2035 Portfolio, LifePath® 2045 Portfolio and LifePath® 2055 Portfolio did not have a full year of operation as of the date of the Prospectuses, no performance information was provided in the Prospectuses for those LifePath Portfolios.

Shareholders should retain this Supplement for future reference.

Code #: PRO-LP-0411SUP